Exhibit 2

Number                                                                   Shares

                           IAMGOLD CORPORATION

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

SECURITIES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICE OF THE CIBC MELLON TRUST COMPANY IN TORONTO

This Certifies that                                           CUSIP 450913 10 8



is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

IAMGOLD CORPORATION

transferable only on the securities register of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

In Witness Whereof the Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:


/s/ Larry Phillips                                   /s/ William D. Pugliese
SECRETARY                                            CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
CIBC MELLON TRUST COMPANY                       TORONTO
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF SUCH RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND TO EACH CLASS AND SERIES OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES OF SHARES.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY NUMBER OF TRANSFEREE

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(NAME AND ADDRESS OF TRANSFEREE)

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________________________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints


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the attorney of the  undersigned  to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Date:

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(Signature of Shareholder)


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(Signature of Witness)